Q4 & 2016 Results Presentation January 26, 2017 Exhibit 99.2

Disclaimers Special Note Concerning Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 17, 2016 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Disclaimers Important Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000. In connection with the proposed transaction between Equity and Prairie State Bancshares, Inc. (“Prairie”), Equity filed a registration statement on Form S-4 with the SEC on December 27, 2016, which included a proxy statement of Prairie and a prospectus of Equity, and will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PRAIRIE ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A proxy statement/prospectus will be sent to the stockholders of Prairie seeking the required stockholder approvals. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Equity by writing to the address provided above. Participants in the Solicitation Equity and Prairie and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Prairie stockholders in connection with the proposed transaction. Information about Equity’s participants may be found in the definitive proxy statement of Equity relating to its 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

Equity Bancshares – About Us As of January 18, 2017 market closing Consensus of 2017 analyst earnings expectations as of January 2017 reported as $2.00 per share Consensus of 2018 analyst earnings expectations as of January 2017 reported as $2.19 per share Based on 11,680,308 shares outstanding as of December 31, 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Recent Price (1) 33.00 $ Consensus Price Target (1) 35.00 $ Tangible Book Value Per Share 16.64 $ Price to 2017 consensus earnings (1),(2) 16.50 x Price to Tangible Book Value Per Share (1),(5) 1.98 x 4Q 2016 diluted earnings per share (EPS) 0.04 $ 2017 EPS Consensus (2) 2.00 $ 2018 EPS Consensus (3) 2.19 $ Market capitalization ($M) (1),(4) $ 385.5 million (5)

NASDAQ: EQBK 11.7 million shares outstanding / $385.5 million (1) 100% publicly traded $2.19 billion 0.55% / 5.93% Annual Market Cap 66.7% Annual / 63.2% 4th Quarter Exchange / Ticker Ownership Total Assets ROAA / ROATCE (2) Efficiency Ratio (2) Locations FTEs Loan Portfolio 34 branches in Kansas, Missouri, and Arkansas Approximately 415 43% of loans in commercial real estate, 24% in residential real estate, and 25% in commercial About EQBK Note: All financial data is as of or for period ended December 31, 2016 unless otherwise noted. Market Cap calculated based on January 18, 2017 closing price of $33.00. (2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Footprint and Demographics Footprint 37 branches in 23 counties across 3 states(1) Strong strategic positioning, with branches along I-70 and I-35 Branches clustered around key areas such as Wichita, Topeka, Kansas City, and Northern Arkansas Total population in current footprint of 2.1 million Median household income of $51,135 Key Industries Transportation Manufacturing Healthcare Unemployment Rates(2) Kansas: 3.8% Missouri: 3.7% Arkansas: 3.5% USA: 4.5% Source: SNL Financial & The Nielsen Company Includes branches from the pending merger with Prairie State Bancshares, Inc. (“Prairie”) Data as of November 30, 2016

Prairie State Bancshares, Inc. - Overview Prairie Footprint Selected Cons. Financial Highlights (1) Dollars in thousands. Source: SNL Financial Data included in Selected Financial Highlights is at the consolidated level at or for the last twelve months ended 6/30/2016, unless otherwise noted; per SNL Financial and Prairie June 30, 2016 FR Y-9SP filing Core deposits defined as all deposits, excluding CDs ROAA and ROAE tax impacted Based upon 6/30/2016 Call Report data for State Bank Overview Headquartered in Hoxie, KS Operates 3 branches in northwest Kansas: Hoxie, Grinnell, Quinter. Attractive average branch size Very high asset quality High profitability, with strong ROAA and ROAE Attractive core deposits in stable markets High caliber, long-tenured, management team remains with EQBK Significant Prairie insider ownership remains invested in EQBK Prairie State Bancshares Branches EQBK Branches (Hays, Ellis, KS)

Continued development of our acquisition pipeline and announcement and regulatory approval of Prairie State Bancshares; Closing and conversion of Community First Bancshares merger Restructured our commercial lending division Raised $23.6 million in capital for continued growth Total Assets at Dec. 31, 2016 of $2.19 billion; Total Loans of $1.38 billion, year-over-year growth 38% Total Deposits of $1.63 billion, year-over-year growth of 34% Capacity for growth Bank level Tier 1 Leverage of 10.45% Bank level Total Capital to Risk Weighted Assets of 13.04% Tangible Common Equity to Tangible Assets of 9.13 % Grew TBV / Share from $15.97 to $16.64 Discontinued leverage strategy Larger scale offers more efficiency and potential NIM opportunity Efficiency ratio of 66.7%, compared to 66.9% at Dec. 2015; 63.2% Q4 Organic growth remains attainable 2016 Highlights Strategic Positioning Capital Balance Sheet Management Efficiency and NIM Improvement

EPS & ROATCE(1) Diluted EPS and Net Income to Common Return on Average Tangible Common Equity Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Revenue & Efficiency Ratio(1) Efficiency Ratio & NIE/Average Assets Income and Margin 84% 85% 84% 85% 84% 16% 15% 16% 15% 16% $30,393 $48,627 $49,049 $54,626 $62,584 * Excluding gains on sales of securities and acquisition costs. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Tangible Common Book Value(1) Tangible Common Book Value per Share and Asset Growth 2012: Completion of FCB acquisition. $20.4MM capital raised to fund FCB. 2014: Repurchase 1.3MM shares. Repayment of $15.54MM of FCB TARP with a Bank stock loan. 2015: Acquisition of FFSL. IPO. TCBV CAGR 2012-2016: 9.4% 2016: Paid off SBLF. Restructured term bank stock loan into LOC. Completed Community First Merger on Nov. 10, 2016 Announced Prairie Merger on Oct. 20, 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Capital Position Over Time $17.2mm Share Repurchase (13.0% of 2013 Tier 1 Common) IPO * Paid off Series C preferred stock in January

Share Buybacks Attractive Acquisitions Common Dividends Capital Summary Excess Capital Priorities Total Capital Composition ($M) Capital Ratios All regulatory capital ratios remain above regulatory minimums to be considered “well capitalized” Strong relationship with regulators at holding company and bank level Efficiently positioned working capital, regulatory capital, and stockholders’ equity 1 2 3 Equity Bancshares, Inc. Well Capitalized Difference to Ratio Minimum Well Capitalized Tier 1 capital ratio 14.3% 8.0% 6.3% Total RBC ratio 14.7% 10.0% 4.7% Tier 1 leverage ratio 11.8% 5.0% 6.8% Common equity tier 1 13.3% 6.5% 6.8% Tangible common equity / tangible assets 9.1% - - Risk-weighted assets ($M) $1,512 Equity Bank Well Capitalized Difference to Ratio Minimum Well Capitalized Tier 1 capital ratio 12.6% 8.0% 4.6% Total RBC ratio 13.0% 10.0% 3.0% Tier 1 leverage ratio 10.5% 5.0% 5.5% Common equity tier 1 12.6% 6.5% 6.1% Risk-weighted assets ($M) $1,511 - - - -

Loan Portfolio Composition & Growth Loan Composition Loan Composition 2012 2013 2014 2015 2016 '12-'16CAGR ($ in 000s) Commercial Real Estate $,366,251 $,341,512 $,364,096 $,397,017 $,593,108 0.1280769898110623 Commercial ,126,771 ,139,365 ,183,100 ,262,032 ,348,465 0.28761139651749623 Agricultural Real Estate 27,155 22,092 17,083 18,180 38,331 8.9996455278424481E-2 Total Commercial ,520,177 ,502,969 ,564,279 ,677,229 ,979,904 0.17154262977057577 Residential Real Estate ,170,726 ,125,395 ,134,455 ,250,216 ,338,387 0.18652939327371798 Consumer 11,361 7,961 7,875 17,103 40,902 0.37746951483015079 Agricultural 19,814 23,969 19,267 15,807 24,412 5.3556426729568729E-2 Total 1-4 Family & Other ,201,901 ,157,325 ,161,597 ,283,126 ,403,701 0.18913274613748166 Total Loans $,722,078 $,660,294 $,725,876 $,960,355 $1,383,605 0.17654082754607225 Yield on Loans 6.0299999999999999E-2 5.6300000000000003E-2 5.6300000000000003E-2 5.3100000000000001E-2 4.9799999999999997E-2 Loan Composition 2012 2013 2014 2015 2016 Commercial 0.72038893305155394 0.76173492413985289 0.77737657671558225 0.70518610305564089 0.70822525214927667 1-4 Family & Other 0.27961106694844601 0.23826507586014714 0.22262342328441773 0.29481389694435911 0.29177474785072327

Asset Quality Nonperforming Assets 1.34% 1.76% 1.80% 1.33% NPAs / Assets 0.89% NCOs / Average Loans $0.50 $1.54 $1.44 $0.85 $3.50 NCO in $ ($ in millions) Commercial Loans Outstanding by Concentrations Classified Assets to Total Regulatory Capital CRE = 64% C&I = 36% ($ in millions) Classified Assets / Equity Bank Total Regulatory Capital $1.19 1.43%

Core Deposit Franchise Deposit Portfolio Mix Deposit Portfolio Mix Deposit Composition 2012 2013 2014 2015 2016 '12-'16CAGR ($ in 000s) Time Deposits $,400,003 $,363,210 $,342,160 $,438,612 $,553,158 8.441742464521651E-2 Signature Deposits ,593,125 ,584,109 ,639,017 ,777,302 1,077,293 0.16090558897542984 Total Deposits $,993,128 $,947,319 $,981,177 $1,215,914 $1,630,451 0.13194579702528242 Cost of Deposits* 8.3000000000000001E-3 5.3E-3 4.8999999999999998E-3 5.4999999999999997E-3 6.4999999999999997E-3 * Interest Bearing Deposit Portfolio Mix 2012 2013 2014 2015 2016 Signature Deposits 0.59722915877913019 0.61659166553188527 0.65127596753694794 0.63927383022154527 0.6607331345744214 Time Deposits 0.40277084122086981 0.38340833446811473 0.348724032463052 0.36072616977845473 0.33926686542557855

Footprint & Targets

Appendix

Experienced Management Team BRAD ELLIOTT Chairman & CEO Founded Equity Bank in 2002 Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 20 years of banking experience GREG KOSSOVER EVP, Chief Financial Officer Has served as CFO since 2013 and as a Board Director since 2011 Previously served as president of Physicians Development Group and CEO of Value Place, LLC, growing the latter to more than 150 locations in 25 states

Strategic Planning Team Team Member Role Years with EQBK Years in Banking Patrick Harbert EVP, Community Markets, Sales & Service 13 22 Julie Huber EVP, Chief Credit Officer 13 23 Jennifer Johnson EVP, Chief Operations Officer Chief Information Officer 5 31 Rolando Mayans EVP, Chief Risk Officer 9 24 Beth Money EVP, Retail Banking Director 8 27 Patrick Salmans SVP, Human Resources Director 5 21 Mark Parman SVP, President - Kansas City 4 36 John Hanley SVP, Director of Marketing, Director of Investor Relations 4 13 Jeremy Machain SVP, President – Wichita 8 10 Ann Main SVP, President – Ozark Mountain (Arkansas) 1 37 Barbara Noyes VP, Controller 6 31 EQBK Team has 332 Years of Combined Banking Experience

Diverse Market Segments Source: SNL Financial, Market Share Data as of June 30, 2016. Employment Data as of November 30, 2016. Operating Market includes all counties in which Equity Bancshares has deposit market share, excludes Prairie State Bancshares, Inc.. Equity Bancshares announced the currently pending acquisition of Prairie State Bancshares, Inc. on October 20, 2016. The acquisition of Prairie is subject to customary conditions, including, among others, the approval of the stockholders of EQBK and Prairie. Diverse market segments with economies based on transportation, manufacturing and healthcare Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing, and transportation. Equity Bancshares ranks in the Top 10 for market share in 16 of 20 counties served and ranks in the Top 5 in 13 of those markets. (1) (1)

Market Data Demographics Kansas Missouri Arkansas National Current Population (2016) 2,926,377 6,113,275 2,994,495 325,139,271 Historical Population Change (2010-2017) 2.6% 2.1% 2.7% 5.3% Median Household Income (2017) $55,420 $50,681 $44,271 $57,462 Projected Household Income Change (2017-2022) 6.93% 7.93% 7.9% 7.27% November 2016 Unemployment Rate 3.8% 3.7% 3.5% 4.4% Source: The Nielsen Company & SNL Financial Boeing Cargill Meat Solutions Cessna Aircraft Co. Spirit AeroSystems Inc. Blue Cross and Blue Shield of Kansas Payless Shoe Source Hill’s Pet Nutrition Goodyear Tire Co. Jostens Publishing Hallmark Cards, Inc. H&R Block Honeywell Sprint Garmin Teva DST Systems Inc. Whiteman Airforce Base Stahl Specialty Co. Western Missouri Medical Center HaysMed Walmart FedEx Tyson Foods FlexSteel Wabash National Wichita St. University Pittsburg St. University Washburn University Fort Hays St. University University of Central Mo. University of Mo-KC KU – Edwards/Professional Major Employers in Equity Bank Footprint

Selected Income Statement Data Delivering earnings growth Selected Income Statement Data ($000s) 2013 2014 2015 2016 Interest income $46,845 $46,794 $53,028 $61,799 Interest expense 5610 5433 6766 9202 Net interest income 41235 41361 46262 52597 Provision for loan losses 2583 1200 3047 2119 Net interest income after provision 38652 40161 43215 50478 Other income 7892 8674 9802 10466 Other expenses 35137 35645 38575 47075 Income before income taxes 11407 13190 14442 13869 Income taxes 3534 4203 4142 4495 Net income 7873 8987 10300 9374 Less: dividends and discounts accretion on preferred stock 978 708 177 1 Net income allocable to common shareholders $6,895 $8,279 $10,123 $9,373

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks (2) Includes Federal Reserve Bank and Federal Home Loan Bank stock Selected Balance Sheet Data ($000s) ASSETS 41639 42004 42369 42735 Cash and cash equivalents (1) $24,615 $37,702 $62,074 $38,845 Investment securities (2) 354107 318314 452362 578093 Net loans 655027 720810 958353 1382003 Other assets 106148 97689 112938 193251 Total assets $1,139,897 $1,174,515 $1,585,727 $2,192,192 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,947,319 $,981,177 $1,215,914 $1,630,451 Borrowings 43365 70370 194064 293909 Other liabilities 9340 5239 8516 9868 Total liabilities 1000024 1056786 1418494 1934228 Stockholders' Equity 139873 117729 167233 257964 Total liabilities and stockholders' equity $1,139,897 $1,174,515 $1,585,727 $2,192,192

Capitalization Source: SNL Financial and company documents (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end Maintaining a strong regulatory capital position Ratio 41639 42004 42369 42735 Leverage Ratio 0.1159 9.6199999999999994E-2 9.4700000000000006E-2 0.11799999999999999 Tier 1 Risk-Based Capital Ratio 0.1701 0.13159999999999999 0.13850000000000001 0.14249999999999999 Total Risk-Based Capital Ratio 0.17299999999999999 0.1386 0.14349999999999999 0.1467 Common Equity Tier-1 Capital to RWA NA NA 0.1235 0.13339999999999999 Tangible Book Value per Common Share(1) $11.97 $13.54 $15.97 $16.64

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) ratio Tangible Book Value per Common Share Return on average tangible common equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share Non-GAAP Financial Measures (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) December 31, 2016 December 31,2015 December 31,2014 December 31,2013 December 31,2012 2011 Total stockholders’ equity $,257,964 $,167,233 $,117,729 $,139,873 $,138,169 $80,816 Less: preferred stock 0 16,372 16,359 31,892 31,884 16,337 Less: goodwill 58,874 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 4,715 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 23 29 0 0 0 0 Tangible common equity $,194,352 $,131,153 $82,133 $88,381 $86,198 $50,559 Common shares outstanding at period end (1) 11,680,308 8,211,727 6,067,511 7,385,603 7,431,513 4,550,206 Book value per common share (1) $22.085376515756259 $18.371409570727327 $16.707015446696349 $14.620471747533681 $14.301932863469389 $14.170567222670797 Tangible book value per common share (1) $16.639287251671785 $15.971427204046117 $13.536522636712155 $11.966660000544303 $11.598983948490705 $11.111365067867256 Total assets $2,192,192 $1,585,727 $1,174,515 $1,139,897 $1,188,850 $,609,998 Less: goodwill 58,874 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 4,715 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 23 29 0 0 0 0 Tangible assets $2,128,580 $1,566,019 $1,155,278 $1,120,297 $1,168,763 $,596,078 Tangible common equity to tangible assets 9.1305941049901806E-2 8.3749303169374067E-2 7.1093710777838756E-2 7.8890687023173325E-2 7.3751479127932701E-2 8.481943638248686E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the years ended (Dollars in thousands, except per share data) March 31, 2016 December 31,2015 December 31,2014 December 31,2013 December 31,2012 2011 Total average stockholders' equity $,153,929 $,137,936 $,123,174 $,137,913 $,102,032 $75,253 Less: average intangible assets and preferred stock 20,616 31,294 37,917 50,623 33,653 25,148 Average tangible common equity (1) (3) $,133,313 $,106,642 $85,257 $87,290 $68,379 $50,105 Net income allocable to common stockholders (1) 3,439 10,123 8,279 6,895 3,814 1,371 Amortization of core deposit intangible 87 275 363 487 192 182 Less: tax effect of amortization of core deposit intangible (2) -30 -96 -,127 -,166 -65 -62 Adjusted net income allocable to common stockholders $3,496 $10,302 $8,515 $7,216 $3,941 $1,491 Return on average tangible common equity (ROATCE) 0.10547234826937482 9.6603589580090396E-2 9.98744971087418E-2 8.2666972161759653E-2 5.7634653914213428E-2 2.9757509230615709E-2 Non-interest expense $9,689 $38,575 $35,645 $35,137 $22,900 $15,918 Less: merger expenses 0 1,691 0 0 1,519 0 Less: loss on debt extinguishment 58 316 0 0 0 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $9,631 $36,568 $35,645 $35,137 $21,381 $15,918 Net interest income $12,758 $46,262 $41,361 $41,235 $25,570 $17,890 Non-interest income $2,697 $9,802 $8,674 $7,892 $4,826 $2,252 Less: net gains on sales and settlement of securities 420 756 986 500 3 425 Less: net gain on acquisition 0 682 0 0 0 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $2,277 $8,364 $7,688 $7,392 $4,823 $1,827 Efficiency ratio 0.64057199866977055 0.6694248160216747 0.72672225733450224 0.72258210459209904 0.70348435495015305 0.8073236293553786 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) 2015 2015 2014 2013 2012 2011 Total stockholders’ equity $,167,232 $,167,232 $,117,729 $,139,873 $,138,169 $80,816 Less: preferred stock 16,372 16,372 16,359 31,892 31,884 16,337 Less: goodwill 18,130 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 1,549 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 29 29 0 0 0 0 Tangible common equity $,131,152 $,131,152 $82,133 $88,381 $86,198 $50,559 Common shares outstanding at period end (1) 8,211,727 8,211,727 6,067,511 7,385,603 7,431,513 4,550,206 Book value per common share $18.371287793663868 $18.371287793663868 $16.707015446696349 $14.620471747533681 $14.301932863469389 $14.170567222670797 Tangible book value per common share $15.971305426982656 $15.971305426982656 $13.536522636712155 $11.966660000544303 $11.598983948490705 $11.111365067867256 Total assets $1,585,727 $1,585,727 $1,174,515 $1,139,897 $1,188,850 $,609,998 Less: goodwill 18,130 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 1,549 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 29 29 0 0 0 0 Tangible assets $1,566,019 $1,566,019 $1,155,278 $1,120,297 $1,168,763 $,596,078 Tangible common equity to tangible assets 8.3748664607517537E-2 8.3748664607517537E-2 7.1093710777838756E-2 7.8890687023173325E-2 7.3751479127932701E-2 8.481943638248686E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) December 31, 2016 December 31,2015 December 31,2014 December 31,2013 December 31,2012 2011 Total average stockholders' equity $,168,822 $,125,808 $,123,181 $,137,936 $,102,032 $75,253 Less: average intangible assets and preferred stock 6,069 19,165 37,924 50,646 33,653 25,148 Average tangible common equity (3) $,162,753 $,106,643 $85,257 $87,290 $68,379 $50,105 Net income allocable to common stockholders $9,373 $10,123 $8,279 $6,895 $3,814 1,371 Amortization of intangibles 419 275 363 487 192 182 Less: tax effect of amortization of intangibles (2) 147 96 127 166 65 62 Adjusted net income allocable to common stockholders $9,645 $10,302 $8,515 $7,216 $3,941 $1,491 Return on average tangible common equity (ROATCE) (4) 5.926158043169711E-2 9.6602683720450472E-2 9.98744971087418E-2 8.2666972161759653E-2 5.7634653914213428E-2 2.98E-2 Non-interest expense $47,075 $38,575 $35,645 $35,137 $22,900 $15,918 Less: merger expenses 5,294 1,691 0 0 1,519 - Less: loss on debt extinguishment 58 316 0 0 0 - Non-interest expense, excluding merger expenses and loss on debt extinguishment $41,723 $36,568 $35,645 $35,137 $21,381 $15,918 Net interest income $52,597 $46,262 $41,361 $41,235 $25,570 $17,890 Non-interest income $10,466 $9,802 $8,674 $7,892 $4,826 $2,252 Less: net gains on securities transactions 479 756 986 500 3 425 Less: net gain on acquisition 0 682 0 0 0 - Non-interest income, excluding net gains on securities transactions and net gain on acquisition $9,987 $8,364 $7,688 $7,392 $4,823 $1,827 Efficiency ratio 0.66667199284162082 0.6694248160216747 0.72672225733450224 0.72258210459209904 0.70348435495015305 0.80730000000000002 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2016, 2015 and 2014 and 34% for 2013 and 2012 (3) All periods disclosed were calculated using a simple average of tangible common equity (4) Annualized

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